Exhibit 99.2

NRG WIND TE HOLDCO LLC AND SUBSIDIARIES

Consolidated Financial Statements

As of September 30, 2015 and for the nine months ended September 30, 2015 and 2014

NRG WIND TE HOLDCO LLC AND SUBSIDIARIES

NRG WIND TE HOLDCO LLC AND SUBSIDIARIES

Consolidated Balance Sheet

(In thousands)

	(unaudited)
	September 30, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$19,422	$22,739
Restricted cash	898	1,203
Accounts receivable	4,380	4,418
Accounts receivable — affiliate	630	46,626
Inventory	5,085	5,061
Derivative assets — affiliate	1,573	2,082
Prepaid expenses and other current assets	1,669	1,634
Total current assets	33,657	83,763
Investments in unconsolidated affiliates	176,472	182,888
Plant and equipment, net of accumulated depreciation of $136,167 and $101,923	672,932	707,330
Intangible assets, net of accumulated amortization of $675 and $600	1,825	2,109
Long-term derivative assets	225	15
Other noncurrent assets	501	502
Total assets	$885,612	$976,607
Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$1,443	$1,601
Accounts payable — affiliate	656	18,607
Accrued liabilities	4,848	4,845
Interest payable	3,027	65
Derivative liabilities	3,243	4,583
Current maturities of long-term debt — affiliate	917	652
Current maturities of long-term debt	10,001	7,875
Total current liabilities	24,135	38,228
Long-term debt	182,555	188,018
Long-term debt — affiliate	497	1,266
Long-term derivative liabilities	11,988	8,051
Other long-term liabilities	7,023	6,746
Total liabilities	226,198	242,309
Commitments and Contingencies
Members’ equity:
Paid in capital	771,458	824,963
Retained deficit	(98,473)	(81,599)
Accumulated other comprehensive loss	(13,582)	(9,102)
Total NRG Wind TE Holdco members’ equity	659,403	734,262
Noncontrolling interests	11	36
Total equity	659,414	734,298
Total liabilities and members’ equity	$885,612	$976,607

See accompanying notes to consolidated financial statements.

NRG WIND TE HOLDCO LLC AND SUBSIDIARIES

Consolidated Statement of Operations and Comprehensive Loss

(In thousands)

	Successor	Successor	Predecessor
	Nine months	April 1, 2014	January 1,
	ended	through	2014 through
	September 30,	September 30,	March 31,
	2015	2014	2014
Operating revenue:
Electricity sales	$52,700	35,773	22,577
Grant revenue	—	—	537
Total operating revenue	52,700	35,773	23,114
Operating expenses:
Depreciation, amortization, and accretion	34,714	22,302	15,495
Maintenance and other operating costs	28,173	16,886	9,229
Total operating expenses	62,887	39,187	24,724
Loss from operations	(10,187)	(3,414)	(1,611)
Other income (expense):
Equity in (losses) income from unconsolidated affiliates	(115)	(666)	773
Interest and other expense, net	(6,778)	(4,805)	(4,484)
Total other expense	(6,893)	(5,471)	(3,711)
Net loss	(17,080)	(8,885)	(5,322)
Benefit for income taxes	—	—	(6,567)
Net (loss) income	(17,080)	(8,885)	1,245
Net income attributable to noncontrolling interest	5	(21)	—
Net loss attributable to members of NRG Wind TE Holdco	(17,085)	(8,864)	1,245
Other comprehensive loss:
Unrealized loss on derivatives	(4,480)	(3,021)	(983)
Other comprehensive loss	(4,480)	(3,021)	(983)
Comprehensive loss	(21,560)	(11,906)	262
Comprehensive income attributable to noncontrolling interest	5	(21)	—
Comprehensive loss attributable to members of NRG Wind TE Holdco	$(21,565)	(11,885)	262

See accompanying notes to consolidated financial statements.

NRG WIND TE HOLDCO LLC AND SUBSIDIARIES

Consolidated Statement of Cash Flows

(In thousands)

	Successor	Predecessor	Predecessor
	Nine months	April 1, 2014	January 1,
	ended	through	2014 through
	September 30,	September 30,	March 31,
	2015	2014	2014
Cash flows from operating activities:
Net income	$(17,080)	(8,885)	1,245
Adjustments to reconcile net income to cash provided by operating activities:
Equity in losses and distributions from unconsolidated subsidiaries	6,416	5,351	659
Depreciation, amortization, and accretion	34,714	22,302	15,760
Deferred income taxes	—	—	(6,567)
Changes in derivative instruments	(1,584)	(1,737)	2,081
Loss on disposal of assets	1,224	—	—
Changes in assets and liabilities	4,538	(3,931)	(859)
Net cash provided by operating activities	28,228	13,122	12,319
Cash flows from investing activity:
Cash from acquired businesses	—	—	—
Capital expenditures	(569)	(100)	(37)
Net cash used in investing activity	(569)	(100)	(37)
Cash flows from financing activity:
Distribution to partners	(30,721)	(14,385)	(14,220)
Contributions from partners	3,595	—	—
Repayments of intercompany debt	—	—	—
Distributions to noncontrolling interests	(6)	—	(2)
Repayments of long-term debt	(3,844)	(1,915)	(141)
Net cash used in financing activity	(30,976)	(16,300)	(14,363)
Net increase in cash and cash equivalents	(3,317)	(3,278)	(2,081)
Cash and cash equivalents at beginning of period	22,739	21,024	26,465
Cash and cash equivalents at end of period	$19,422	17,746	24,384

See accompanying notes to consolidated financial statements.

(1)                     Nature of Business

NRG Wind TE Holdco LLC (NWTE or the Company) was formed on August 5, 2014 for the purpose of acquiring the project companies listed below and obtaining an investment from JPM Capital Corporation (JPMCC) in return for certain tax and cash benefits, primarily the production tax credits (PTCs). JPMCC is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a multinational financial services company based in the United States.

As of September 30, 2015, the following is a list of projects owned by the Company:

			Owned
		Ownership	capacity
Project	Location	Interest	(MW)	COD	PPA Offtaker	PPA Term
Crosswinds	Iowa	99%	21	2007	CornBelt Electric Co-op	2022
Elbow Creek	Texas	100%	122	2009	(a)	—
Elkhorn Ridge	Nebraska	67%	81	2009	Nebraska Public Power District	2029
Forward	Pennsylvania	100%	29	2008	Constellation NewEnergy	2017
Goat Wind	Texas	99.9%	150	2008/2009	(a)	—
Hardin	Iowa	99%	15	2007	Interstate Power & Light	2027
Lookout	Pennsylvania	100%	38	2008	SMECO	2030
Odin	Minnesota	99.9%	20	2008	Missouri River Energy Services	2028
San Juan Mesa	New Mexico	75%	120	2005	Southwestern Public Service Company	2025
Sleeping Bear	Oklahoma	100%	95	2007	Public Service Company of Oklahoma	2032
Spanish Fork	Utah	100%	19	2008	PacifiCorp	2028
Wildorado	Texas	99.9%	161	2007	Southwestern Public Service Company	2027

(a) - Elbow Creek and Goat Wind entered into PPAs with various offtakers on October 30, 2015 and November 30, 2015, respectively.

All of the projects, except for Elbow Creek, were acquired by NRG on April 1, 2014 in connection with its acquisition of substantially all of the assets of Edison Mission Energy (EME).

The following notes should be read in conjunction with the accounting policies and other disclosures as set forth in the notes to the Company’s annual financial statements. Interim results are not necessarily indicative of results for a full year.

(2)                     Significant Accounting Policies

(a)                     Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP. The Accounting Standards Codification, or ASC, established by the Financial Accounting Standards Board, or FASB, is the source of authoritative U.S. GAAP to be applied by nongovernmental entities.

The consolidated financial statements include the Company’s accounts and operations and those of its subsidiaries in which the Company has a controlling interest. All significant intercompany transactions and balances have been eliminated in consolidation. The usual condition for a controlling financial interest is ownership of a majority of the voting interests of an entity. However, a controlling financial interest may also exist through arrangements that do not involve controlling voting interests. As such, the Company applies the guidance of ASC 810, Consolidation (ASC 810), to determine when an entity that is insufficiently capitalized or not controlled through its voting interests, referred to as a variable interest entity should be consolidated.

(b)                     Predecessor and Successor Reporting

On April 1, 2014, NRG completed the acquisition of substantially all of the assets of EME, or the EME Acquisition, including all of its equity interests in the Company, except for Elbow Creek. The EME Acquisition was accounted for under the acquisition method of accounting. Fair value adjustments have been pushed down to the Company, resulting in the Company’s assets and liabilities being recorded at fair value at April 1, 2014. Therefore, the Company’s financial information, other than for Elbow Creek, prior to the EME Acquisition is not comparable to its financial information subsequent to the EME Acquisition.

As a result of the impact of pushdown accounting, the financial statements and certain note presentations separate the Company’s presentations into two distinct periods, the period before the consummation of the EME Acquisition (labeled predecessor) and the period after that date (labeled successor), to indicate the application of different basis of accounting between the periods presented.

On November 3, 2014, NRG contributed its interests in the Company to TE Holdco. Additionally, on November 2, 2015, NRG sold 75% of its remaining interests in TE Holdco to NRG Yield Operating LLC.  No change in basis occurred as a result of these transactions as both the contributing and receiving entities are under the common control of NRG.

(3)                     Investments Accounted for by the Equity Method

The Company has the following equity method investments as of September 30, 2015.

San Juan Mesa

The Company owns a 75% interest in San Juan Mesa Wind Project, LLC, which owns a 120 MW wind farm located near Elida, New Mexico (San Juan Mesa). The San Juan Mesa project sells electricity to Southwestern Public Service, a subsidiary of Xcel Energy, under a 20-year PPA. The San Juan Mesa project achieved commercial operation in December 2005. As of September 30, 2015, the Company’s investment in San Juan Mesa was $77,856,000.

Elkhorn Ridge Wind

The Company owns 66.67% interest in Elkhorn Ridge Wind, LLC, which owns an 81 MW wind farm located in Nebraska (Elkhorn Ridge). The Elkhorn Ridge project sells electricity to Nebraska Public Power District under a 20-year PPA. The Elkhorn Ridge project achieved commercial operation in December 2009. As of September 30, 2015, the Company’s investment in Elkhorn Ridge was $98,616,000.

The following table presents summarized financial information of the investments in unconsolidated affiliates accounted for by the equity method (in thousands):

	(Successor)	(Successor)	(Predecessor)
		April 1,	January 1,
	Nine months	2014	2014
	ended	through	through
	September 30,	September 30,	March 31,
	2015	2014	2014
Revenues	$15,594	$11,214	7,936
Expenses	14,641	12,006	6,351
Net income	$953	$(792)	1,585

(Successor)
September 30,
2015
Current assets	$7,932
Noncurrent assets	166,534
Total assets	$174,466
Current liabilities	$1,233
Noncurrent liabilities	4,171
Total liabilities	$5,404

The Company’s investment in unconsolidated affiliates differs from the equity of the unconsolidated affiliates due to the impact of acquisition accounting that was not pushed down to the affiliates’ financial statements.

(4)                     Accounting for Derivative Instruments and Hedging Activities

(a)                     Interest Rate Swaps

The Company’s subsidiary, Viento Funding II, LLC, entered into interest rate swaps for the purpose of hedging the variability of cash flows in the interest payments due to fluctuations in LIBOR. These interest rate swap agreements qualify as effective cash flow hedges and entitle the Company to receive a floating (six-month LIBOR) rate and pay a fixed rate.

Upon the acquisition of the EME assets on April 1, 2014, the interest rate swap agreements were de-designated and re-designated. As such, the effective portion of the derivative on the acquisition date was frozen in accumulated OCI and is being amortized through interest expense, net over the term of the agreement. There was no change in the terms of the interest rate swap agreements due to this transaction.

Interest expense related to the swap agreements was $2,344,000 for the period from January 1, 2014 through March 31, 2014, $2,549,000 for the period from April 1, 2014 through September 30, 2014 and $3,639,000 for the nine months ended September 30, 2015. These costs are included in interest and other expense, net in the accompanying consolidated statement of operations and comprehensive loss.

(b)                     Energy-Related Commodities

As of September 31, 2015, the Company’s derivative assets primarily consisted of forward contracts for the sale of electricity economically hedging Elbow Creek’s wind farm’s forecasted output through 2015.

(c)                      Fair Value of Derivative Instruments

The following table summarizes the Company’s derivative assets and liabilities on the consolidated balance sheet at September 30, 2015 (in thousands):

(Successor)
Derivatives designated as cash flow hedges:
Derivative liabilities:
Interest rate contracts current	$3,243
Interest rate contracts long term	11,800
Total liabilities	$15,043
Derivatives not designated as cash flow hedges:
Derivative assets:
Commodity contracts current	$1,573
Commodity contracts long term	38
Total assets	$1,611

(d)                     Accumulated Other Comprehensive Income (Loss)

The following table presents the losses on the interest rate swaps designated as cash flow hedges in the consolidated statement of operations and comprehensive loss (in thousands):

	Successor	Successor	Predecessor
	Nine months	April 1, 2014	January 1,
	ended	through	2014 through
	September 30,	September 30,	March 31,
	2015	2014	2014
Mark-to-market of cash flow hedge accounting contracts	$(4,480)	$(3,021)	(1,683)
Reclassification adjustments included in net income	—	—	700
Other comprehensive (loss) income	$(4,480)	$(3,021)	(983)

Amounts reclassified from accumulated OCI into income and amounts recognized in income from the ineffective portion of cash flow hedges are recorded to interest expense, net. For the period from April 1, 2014 through September 30, 2014, $3,939,000 was recognized as income from accumulated OCI due to the de-designation of the swaps upon acquisition of the EME assets. No other gains or losses were recognized in income. As of September 30, 2015, all of the forecasted transactions (future interest payments) were deemed probable of occurring.

(e)                      Impact of Derivative Instruments on the Statement of Operations

Unrealized gains and losses associated with changes in the fair value of derivative instruments not accounted for as cash flow hedges are reflected in current period earnings. The effect of unrealized (losses) gains from economic hedging activities for the period from January 1, 2014 through March 31, 2014, from April 1, 2014 through September 30, 2014 and for the nine months ended September 30, 2015, was ($452,000), 488,000 and (487,000), respectively, included in electricity sales revenue on the consolidated statement of operations and comprehensive loss.

(5)                     Members’ Equity

The Company’s Class B membership units are owned 100% by NEGW and the Company’s Class A membership units are owned 100% by JPMCC.

(6)                     Related Party Transactions

In addition to the transactions and relationships described elsewhere in the notes to the consolidated financial statements, certain subsidiaries of NRG provide services to the Company’s project entities. Amounts due to NRG subsidiaries are recorded as accounts payable — affiliate and amounts due to the Company from NRG subsidiaries are recorded as accounts receivable — affiliate in the Company’s consolidated balance sheet.

Certain subsidiaries of NRG provide support services to the Company’s project entities pursuant to various support services agreements. The agreements provide for administrative and support services and reimbursements of certain insurance, consultant, and credit costs. Amounts charged totaled $21,000, $1,092,000 and $2,305,000 for the period from January 1, 2014 through March 31, 2014, the period from April 1, 2014 through September 30, 2014, and the nine months ended September 30, 2015, respectively. These costs are included in the consolidated statement of operations and comprehensive loss as part of maintenance and other operating costs.

Certain subsidiaries of NRG have entered into agreements with the Company’s project entities to provide operation and maintenance services for the balance of the plants not covered by turbine supplier’s maintenance and service agreements and for the postwarranty period. The agreements have various terms with provisions for extension until terminated. The Company incurred costs under the agreements in the amounts of $791,000, $1,388,000 and $3,490,000 for the period from January 1, 2014 through March 31, 2014, the period from April 1, 2014  through December 31, 2014 and the nine months ended September 30, 2015 respectively. These costs are included in the consolidated statement of operations and comprehensive loss as part of maintenance and other operating costs.

Certain subsidiaries of NRG provide services to the Company’s project entities, which have merchant facilities through power and services agreements. The services include the bidding and dispatch of the generating units and the execution of contracts, including economic hedges, to reduce price risk. The agreements will remain in effect until terminated by either party upon 30 or 90 days written notice. All of the project entities’ revenue is received through these certain subsidiaries, which in turn sell the electricity to the ISO. The project entities compensate the subsidiaries as defined in the agreements. These costs are included in the consolidated statement of operations and comprehensive loss as a reduction to lease and other revenue. The Company incurred net revenue of $1,749,000, $7,292,000 and $18,387,000 for the periods from January 1, 2014 through March 31, 2014, the period from April 1, 2014 through September 30, 2014 and the nine months ended September 30, 2015, respectively, included in the consolidated statement of operations and comprehensive loss as part of electricity sales revenue.

(7)                     Subsequent Events

The Company has performed an evaluation of subsequent events through January 19, 2016, which is the date the consolidated financial statements are available to be issued.